Exhibit 99.1

PRESS RELEASE

AEON Biopharma to Become Publicly Listed via Merger with Priveterra Acquisition Corp.; Accelerating Clinical Development of ABP-450 (prabotulinumtoxinA) Injection to Treat Debilitating Medical Conditions in Neurology

– Positive topline data from Phase 2 study of ABP-450 for cervical dystonia announced in September 2022 –

– Topline data from Phase 2 study of ABP-450 for episodic migraine expected in Q4 2023 –

–Robert Palmisano of Priveterra to become chairman of the Board of Directors; combined company to be led by AEON CEO Marc Forth –

– Transaction values the combined company at a post-money equity value of $475.5M and is expected to provide $276M in gross cash proceeds –

– Merger anticipated to close in 1H 2023 –

Irvine, Calif., December 13, 2022 – AEON Biopharma, Inc. (“AEON” or the “Company”), a private clinical-stage biopharmaceutical company focused on the development of its proprietary botulinum toxin complex ABP-450 (prabotulinumtoxinA) injection for therapeutic indications, and Priveterra Acquisition Corp. (Nasdaq: PMGM) (“Priveterra”), a special purpose acquisition company (SPAC), announced that they have entered into a definitive business combination agreement. Upon closing of the proposed transaction, the combined company will operate as AEON Biopharma, Inc. and is expected to list on Nasdaq under the ticker symbol "AEON".

AEON Uniquely Positioned to Capitalize on Global Therapeutic Neurotoxin Opportunity

Since its founding in 2019, AEON Biopharma has been led by Marc Forth, an Allergan plc veteran of 16 years and a former head of the BOTOX® Therapeutic franchise in the United States. AEON has assembled a seasoned team with expertise in neuroscience research, development, regulatory affairs, operations, manufacturing, and commercialization. Its executive team is comprised of industry leaders who have led new drug FDA approvals including multiple indications across multiple neurotoxin products.

The global therapeutic neurotoxin market is currently estimated to be $3.0 billion, of which the U.S. represents approximately 84%, and projected to grow to approximately $4.4 billion in 2027. BOTOX®, marketed by Abbvie, Inc., currently holds approximately 95% U.S. market share for therapeutic indications in the neurotoxin space.1 Other neurotoxin competitors have had success with aesthetic indications in the cash-pay consumer-driven market but have been unable to acquire meaningful market share for therapeutic indications due to the indirect influence of pricing dynamics for aesthetic indications that results in a minimal value proposition for both payors and providers. AEON intends to file a unique BLA for therapeutic indications that would be free of any effects on reimbursement that exist for all other toxin competitors that have both therapeutic and aesthetic indications approved under a single BLA.

1 Source: Decision Resources Group Therapeutic Botulinum Toxin Market Analysis Global 2021

PRESS RELEASE

Lead product candidate, ABP-450, is the same botulinum toxin approved and marketed for an aesthetic indication. Its 900 kDa molecular weight, similar to the market leader, will enable providers with a seamless transition to ABP-450 for therapeutic uses. Similar to the approved neurotoxins currently in the market, ABP-450’s commercial success does not depend upon patent protection, creating the possibility for an annuity-like construct of continued revenue generation, should ABP-450 be FDA approved.

AEON’s therapeutic-only focus also provides a differentiated business model designed to deliver enhanced value to payors and providers by permitting a traditional pharma pricing model that is not currently available to competitors that also market their products for aesthetic uses approved under a single BLA. The sole focus on therapeutics allows AEON to pursue an original BLA filing that would allow a unique commercial strategy that cannot be employed by other competitors.

Management Quotes

Marc Forth, CEO and President of AEON Biopharma, said: “We’re making great progress across our late-stage clinical programs as we continue the development of ABP-450 for the treatment of multiple debilitating medical conditions. Today’s entry into the business combination agreement is the next step towards accelerating our development plans as we progress towards Phase 3 studies and regulatory approvals in our targeted markets. I am also fortunate to welcome Bob Palmisano to AEON and believe he will add significant value as our Chairman of the Board. His experience as a public company CEO and extensive history in executive, operational, financial, and strategic roles across the life science industry in commercial and pre-commercial businesses will be invaluable as we advance towards a potential commercial launch of ABP-450.”

Bob Palmisano, Chairman and CEO of Priveterra Acquisition Corp. said: “We believe AEON brings a disruptive business model with its exclusive therapeutic focus into a market dominated by one player with 95% of the U.S. market. In addition to near-term clinical milestones in multiple indications and de-risked developmental pathways with well-established FDA regulatory endpoints, today’s proposed merger will allow AEON to access capital markets and execute on its development strategy and bring ABP-450 closer to commercialization." Bob continued, “Marc has made a great deal of progress since AEON was started in 2019 and assembled a highly experienced team in the neurotoxin space that has recently produced positive Phase 2 results in cervical dystonia, while also having raised $112 million. AEON is ready to be a public company and we are excited about the considerable value that it will bring to all stakeholders - patients, providers, payers and investors.”

Summary of the Transaction

Priveterra will acquire 100% of AEON in exchange for the issuance of 16.5 million of shares of common stock of Priveterra (valued at $10 per share) to the existing shareholders and convertible noteholders of AEON at close (before milestone-based earnouts). Priveterra’s sponsor has also allocated 50% of its common stock to an earnout based on achievement of certain clinical milestones.

The Boards of Directors of both AEON and Priveterra have unanimously approved the proposed merger, which is expected to close in the first half of 2023, subject to the approval by Priveterra’s shareholders and the satisfaction or waiver of certain other customary closing conditions.

Additional information about the transaction will be provided in a Current Report on Form 8-K to be filed by Priveterra and AEON with the Securities and Exchange Commission ("SEC") and will be available at the SEC's website, www.sec.gov.

Advisors

Latham & Watkins LLP served as legal advisors to AEON. Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC served as financial advisor to Priveterra. Canaccord Genuity LLC, served as lead capital markets advisor to Priveterra and H.C. WAINWRIGHT & CO., LLC also acted as a co-capital markets advisor to Priveterra. Davis Polk & Wardwell LLP served as legal advisors to Priveterra.

PRESS RELEASE

Further information can be found in the corporate presentation on the Aeon website HERE.

About AEON Biopharma

AEON is a clinical stage biopharmaceutical company focused on developing ABP-450 (prabotulinumtoxinA) injection for the treatment of debilitating medical conditions with an initial focus on the neurology and gastroenterology markets. The Company is dedicated to innovation in the rapidly expanding therapeutic botulinum toxin market and believes its therapeutic-only focus will allow AEON to advance safe and effective treatment options to patients, while delivering differentiated economics to payors and physicians. The Company continues to evaluate additional therapeutic indications for development based on a comprehensive product assessment process designed to identify those indications where it believes ABP-450 can attain clinical, regulatory, and commercial success. More information about AEON can be found at www.aeonbiopharma.com.

About Priveterra Acquisition Corp.

Priveterra Acquisition Corp. (NASDAQ: PMGM) is a blank-check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses in life sciences. Priveterra is sponsored by Robert Palmisano and Priveterra Capital, LLC.

Additional Information and Where to Find It

This document relates to a proposed transaction between AEON and Priveterra. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Priveterra intends to file a registration statement on Form S-4 that will include a proxy statement of Priveterra, a consent solicitation statement of AEON and a prospectus of Priveterra. The proxy statement/consent solicitation statement/prospectus will be sent to all Priveterra and AEON stockholders. Priveterra also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Priveterra and AEON are urged to read the registration statement, the proxy statement/consent solicitation statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/consent solicitation statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Priveterra through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed business combination will be implemented solely pursuant to the Business Combination Agreement, by and between PMGM, Merger Sub and AEON Biopharma, dated December 12, 2022, and filed as Exhibit 2.1 to the Current Report on Form 8-K filed by PMGM on December 12, 2022, which contains the full terms and conditions of the proposed business combination.

PRESS RELEASE

Participants in Solicitation

Priveterra, AEON, and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Privetterra’s stockholders in connection with the proposed transaction. Information about Priveterra’s directors and executive officers and their ownership of Priveterra’s securities is set forth in Priveterra’s filings with the SEC, including Priveterra’s Registration Statement on Form S-1, which was filed with the SEC on January 29, 2021. To the extent that holdings of Priveterra’s securities have changed since the amounts printed in Priveterra’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This press release contains forward-looking statements that are based on management’s belief and assumptions and on information currently available to management. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any statements about current or planned clinical trials or related milestones; any projections of financial information; any statements about historical results that may suggest trends for the Company’s business; any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, or technology developments; and any statements of assumptions underlying any of the items mentioned. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this press release are made only as of the date hereof. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company’s expectations.

AEON Contacts:

Company Contact:

Alex Wilson, AEON Biopharma

General Counsel & Secretary

investor.relations@aeonbiopharma.com

PRESS RELEASE

Investor Contact:

Corey Davis, Ph.D.

LifeSci Advisors

+1 212 915 2577

cdavis@lifesciadvisors.com

Priveterra Contacts:

SPAC@priveterra.com